Condensed Consolidated Interim Statements of Cash Flows - USD ($) $ in Thousands	3 Months Ended		12 Months Ended
	Mar. 31, 2025	Mar. 31, 2024	Dec. 31, 2024	Dec. 31, 2023
Operating activities
Net income / (loss)	$ 0	$ (1)	$ (2)	$ (2)
Net cash provided by / (used in) operating activities	0	(1)	(2)	(2)
Net increase / (decrease) in cash and cash equivalents	0	(1)	(2)	(2)
Cash and cash equivalents, beginning of period	1	3	3	5
Cash and cash equivalents, end of period	$ 1	$ 2	$ 1	$ 3